Virtus Premium AlphaSector Series,

each a series of Virtus Variable Insurance Trust

Supplement dated December 15, 2011 to the Prospectuses

dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

THE PURPOSE OF THIS SUPPLEMENT IS TO CLARIFY THE MANNER IN WHICH THE FUND WILL IMPLEMENT CERTAIN OF ITS INVESTMENT STRATEGIES.

Virtus Premium AlphaSector Series

The following disclosure hereby replaces the disclosure under “Principal Investment Strategies” in the series’ Summary Prospectus and the summary section of its Statutory Prospectus:

The series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by NASDAQ. The series may be invested in exchange traded funds (“ETFs”) representing the primary sectors of the S&P 500® Index and high-quality short-term securities. The primary sectors of the S&P 500® Index: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The series has the flexibility to be invested in any combination of the sector ETFs, a combination of sector ETFs and high-quality short-term securities, or 100% in high-quality short-term securities. The series may also invest in stocks of primarily large-cap issuers. The series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the series.

The following disclosure hereby replaces the disclosure in the first two paragraphs and the fifth paragraph under “Principal Investment Strategies” in the series’ Statutory Prospectus:

The series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by NASDAQ. The series may invest in ETFs representing the primary sectors of the S&P 500® Index and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The series may also invest in stocks of primarily large-cap issuers. The series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the series. In times of extreme market weakness, the series has the ability to move partially or fully to high-quality short-term securities.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8510/PASFStrategies (12/11)